UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 6, 2009

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 6, 2009, Cephalon, Inc. (the “Registrant”) and certain of its subsidiaries entered into a binding agreement-in-principle (the “Agreement”) with Barr Pharmaceuticals LLC and Barr Laboratories, Inc. (collectively, “Barr”, and together with the Registrant, the “Parties”) to settle its pending patent infringement lawsuit related to FENTORA® (fentanyl buccal tablet) [C-II] (“FENTORA”). The lawsuit claims infringement of the Registrant’s U.S. Patent Nos. 6,200,604 and 6,974,590, which cover methods of use of FENTORA and do not expire until 2019, and U.S. Patent No. 6,264,981, which covers solid solution formulations of fentanyl and other compounds, and methods of use, and does not expire until 2019.  This Agreement does not affect the status of the separate FENTORA patent litigation between the Registrant and Watson Pharmaceuticals, Inc., Watson Laboratories, Inc. and Watson Pharma, Inc. pending in the U.S. District Court in Delaware.

In connection with the Agreement, the Registrant will grant Barr a non-exclusive, royalty-free right to market and sell a generic version of FENTORA in the United States.  Barr’s license will become effective in October 2018.  If another generic version of FENTORA enters the U.S. market prior to October 2018, Barr may enter the U.S. market on the same date, subject to the expiration of any applicable regulatory exclusivities of any first filer with respect to FENTORA and subject, in certain circumstances, to the payment of royalties to the Registrant.  Upon execution of the definitive written agreement between the Parties giving effect to the terms set forth in the Agreement (the “Definitive Agreement”), the Parties will promptly file dismissals with prejudice with the United States District Court for the District of Delaware, which will conclude the pending litigation between the Registrant and Barr regarding FENTORA.

The above description of the terms between the Registrant and Barr is not intended to be a complete summary of all of the terms and conditions of the Agreement and the Definitive Agreement.  The Registrant plans to file the Agreement and the Definitive Agreement with both the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) as required by the Medicare Prescription Drug, Improvement and Modernization Act of 2003.  There can be no assurance that the FTC and/or the DOJ will not raise objections to, or request modifications to, the Agreement and the Definitive Agreement; that any such modifications will be acceptable to the Parties; or that the Agreement and the Definitive Agreement will continue to be effective on the terms currently proposed or at all.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: November 12, 2009	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President and General Counsel